Exhibit 99.1

Ventas Appoints Michael J. Embler, Former Chief Investment Officer of Franklin Mutual Advisors,
to Board of Directors

Jay M. Gellert to Retire from the Board at 2022 Annual Meeting

Melody Barnes to be Named Chair of the Board’s Nominating & Corporate Governance Committee

Confirms Receipt of Nominations from Land & Buildings and Provides Update on Engagement

CHICAGO – (BUSINESS WIRE) – Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) today announced that its Board of Directors has appointed Michael J. Embler, former Chief Investment Officer of Franklin Mutual Advisors, to its Board of Directors, effective immediately. Jay M. Gellert, a valued, current Ventas director who has served on the Ventas Board since 2001, will retire from the Board at the Annual Meeting.

“Michael is a highly qualified independent director with deep investment expertise, healthcare and REIT experience and a strong financial orientation that will benefit Ventas as we execute our strategy and capital allocation initiatives,” said Debra A. Cafaro, Ventas Chairman and CEO. “In light of his extensive governance experience at other leading public companies, and the unique insights he brings as a successful institutional investor, Michael will be immediately additive to the Board. We are pleased to welcome Michael and look forward to his contributions as Ventas capitalizes on the robust recovery of the senior housing industry and delivers value for shareholders and other stakeholders.”

Cafaro continued, “I also want to extend my gratitude to Jay, who has made unique and important contributions to Ventas’ growth and success over the past two decades. As a healthcare expert, Jay added valuable insights to our Board discussions and decisions, including our highly successful exit from the skilled nursing business, and helped the Company navigate the healthcare crisis of COVID-19 while prioritizing the safety of residents, patients and employees.”

Embler commented, “Ventas operates in two dynamic industries – healthcare and real estate — and is poised to build on its long-term record of strong shareholder returns. I look forward to leveraging my background as an institutional investor and experienced director at this pivotal time to help the Company build on the strong progress underway.”

Embler will serve on Ventas’ Investment and Audit Committees. Ventas also announced that Melody C. Barnes is expected to serve as Chair of the Nominating & Corporate Governance Committee, effective at the Company’s Annual Meeting.

James Shelton, Lead Independent Presiding Director of the Ventas Board, said, “As a Board, we are committed to best-in-class corporate governance and Board refreshment to complement the diverse experience of our directors and support the Company’s long-term goals and sustainable value creation. With Michael’s nomination, Jay’s retirement and the appointment of Melody as Chair of the Nominating and Corporate Governance Committee, we continue our thoughtful and disciplined approach to corporate governance.”

Update on Engagement with Land & Buildings

Separately today, Ventas confirmed that Land & Buildings Investment Management (“Land & Buildings”) has nominated two candidates, Jonathan Litt, the founder and Chief Investment Officer of Land & Buildings, and Michelle Applebaum, to stand for election to the Company’s Board of Directors at Ventas’ 2022 Annual Meeting.

Ventas issued the following statement:

Ventas regularly engages with investors and values constructive input that may advance our goals of further enhancing shareholder value and the Company’s already-strong ESG profile. To that end, over the last several months, Ventas had held several discussions with representatives of Land & Buildings, in addition to regular interaction with Land & Buildings in the normal course.

On December 10, 2021 – 18 months into the COVID-19 pandemic as the Omicron Variant was rapidly emerging and the Company was prioritizing resources to keep 75,000 senior residents and their caregivers in its communities safe – Ventas received a notice of nominations from Land & Buildings. The Board’s Nominating and Corporate Governance Committee carefully considered Land & Buildings’ candidates, as well as other candidates, as part of its regular Board evaluation process and conducted interviews with potential candidates, including Mr. Litt, prior to unanimously determining to appoint Mr. Embler to the Ventas Board. As a result of its review, the Board determined that Mr. Litt and Ms. Applebaum do not meet the standards established by the Board for new directors.

The Company remains committed to constructive engagement with Land & Buildings. To that end, in addition to multiple recent conversations between Land & Buildings and Ventas, as well as between their respective advisors, in late February, Ventas’ CEO directly called Mr. Litt to reinforce the Company’s commitment to operational excellence and performance, and its willingness to continue discussions with him in order to benefit from any ideas or suggestions for the benefit of shareholders. Given this engagement, we are disappointed that Land & Buildings has chosen to pursue a distracting and unnecessary proxy fight because the Company would not nominate Mr. Litt to serve on its Board.

Track Record of Strong Performance

Since December 31, 1999, Ventas has delivered compound annual total shareholder return of nearly 20%, significantly outperforming the S&P 500’s 7% and the MSCI US REIT index’s 11%. Over the past 22 years, Ventas has built a diversified, high-quality portfolio of more than 1,200 properties, unified by large and growing demand generated by an aging population. Our portfolio includes senior housing communities, medical office buildings, life science, research & innovation centers, hospitals and other healthcare facilities in the US, UK and Canada.

Our Board regularly reviews our portfolio to identify opportunities for value enhancement. Recent corporate strategy and capital allocation priorities include:

•	$3.7 billion of investments in 2021, including in the large, growing and less labor intensive independent living market, in advance of an expected cyclical recovery following COVID-19 and the exploding growth of the senior population.

•	Early entry into, and disciplined expansion of, our Medical Office Building footprint, which is currently approximately 27 million square feet.
•	Entry into the highly valuable life sciences space in 2016, and expansion of our portfolio to 10 million square feet. Our life sciences business is associated with leading research institutions and is now in five of the top six life science clusters in the US such as Cambridge & South San Francisco.
•	Following our “right asset, right market, right operator” strategy, we are reshaping our ownership and manager relationships in our senior living business, where we expect ongoing recovery based on increasing demand and limited supply.
•	Developing a successful third-party institutional capital management business (VIM), including a perpetual life fund, with more than $4.5 billion in assets under management.
•	The exit of our skilled nursing portfolio in a tax advantaged spin in 2015 and the redeployment of capital into our profitable Ardent Healthcare investment and our life sciences business.

Ventas’ fourth quarter 2021 results underscore the strength and resilience of our high-quality, diversified portfolio. We increased SHOP same store average occupancy by 200 basis points year-over-year, and, for the first time since the beginning of the COVID-19 pandemic, we increased SHOP rate and revenue. Both our sequential and year-over-year same store NOI in SHOP represented leading results among direct peers.

There is a sustainable senior housing recovery underway, with leads at record highs, robust pricing opportunities and occupancy exceeding typical seasonal patterns in the first quarter as we continue to work through the tail end of COVID-19 impacts.

We also look forward to continuing our long history of driving robust value creating external growth.

Notably, investors have recognized Ventas’ outstanding recent performance and trajectory. Year-to-date through March 4, 2022, Ventas has delivered TSR of 9.5%, significantly outperforming both industry peers and other benchmarks and indices.

Uniquely Qualified, Diverse Board; Committed to Ongoing Refreshment

The Board believes that director refreshment is integral to effective corporate governance, and has appointed four new independent directors in the last three years, while further increasing its diversity based on race, gender and experience. Today, 45% of the Board’s members are women or people of color. With Melody Barnes’ appointment as Chair of the Nominating & Corporate Governance Committee, two thirds of the Board’s committees will be chaired by women.

If the Company’s directors and nominee are elected at the 2022 Annual Meeting, the Ventas Board will be composed of 11 directors, 10 of whom are independent, with significant leadership, investment and institutional investment, financial and operating experience across real estate, healthcare, development, REITs and public companies, healthcare and life sciences. Each of the Company’s director nominees bring strong oversight and relevant experience and are focused on advancing the best interests of all Ventas shareholders.

The Ventas Board will present its formal recommendation regarding its nominees in its preliminary proxy statement, which is expected to be filed soon with the U.S. Securities and Exchange Commission and mailed to all shareholders eligible to vote at the 2022 Annual Meeting. The 2022 Annual Meeting has not yet been scheduled and no shareholder action is required at this time.

Centerview Partners LLC is serving as financial advisor, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel, to the Company.

About Michael Embler

Embler, 57, is a renowned institutional investor with 30 years of experience across corporate finance, capital markets and asset management. He brings a unique governance perspective to the Ventas Board due to his experience as both a buy-side institutional investor and service on other public company boards. Embler is currently an independent director on the boards of American Airlines Group Inc. and NMI Holdings, Inc. and has previously served as a director at public REIT, Taubman Centers, Inc., and public healthcare company, Kindred Healthcare Inc., as well as at CIT Group, Dynegy Inc. and AboveNet Inc.

From 2005 to 2009, Embler was Chief Investment Officer at Franklin Mutual Advisors, an asset management subsidiary of Franklin Resources, Inc. He served as Vice President and head of Franklin Mutual Advisers’ Distressed Investment Group from 2001 to 2005. Earlier in his career, Embler spent nearly a decade in positions of increasing responsibility at Nomura Holdings America, Inc, culminating in the position of Managing Director co-heading its Proprietary Distressed Debt/Special Situations Group.

Mr. Embler holds certificates in Environmental Conservation and Sustainability from the Earth Institute Center for Environmental Sustainability and in Cyber Security Oversight from the National

Association of Corporate Directors.

About Ventas

Ventas Inc., an S&P 500 company, operates at the intersection of two large and dynamic industries – healthcare and real estate. Fueled by powerful demographic demand from growth in the aging population, Ventas owns a diversified portfolio of over 1,200 properties in the United States, Canada, and the United Kingdom. Ventas uses the power of its capital to unlock the value of senior living communities; life science, research & innovation properties; medical office & outpatient facilities, hospitals and other healthcare real estate. A globally-recognized real estate investment trust, Ventas follows a successful long-term strategy, proven over more than 20 years, built on diversification of property types, capital sources and industry leading partners, financial strength and flexibility, consistent and reliable growth and industry leading ESG achievements, managed by a collaborative and experienced team dedicated to its stakeholders.

Cautionary Statements

Certain of the information contained herein, including intra-quarter operating information and number of confirmed cases of COVID-19, has been provided by our operators and we have not verified this information through an independent investigation or otherwise. We have no reason to believe that this information is inaccurate in any material respect, but we cannot assure you of its accuracy.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. You are urged to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance in our filings with the SEC, including those made in the “Risk Factors” section and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” section of our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic, including of the Delta or any other variant, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from the acquisition of, and the risk of greater than expected costs or other difficulties related to the integration of, New Senior Investment Group Inc.; (c) our exposure and the exposure of our tenants, borrowers and managers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, borrowers or managers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, or events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, borrowers and managers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of our tenants, borrowers, managers and other obligors and our ability to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default; (h) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles; (i) our ability to attract and retain talented employees; (j) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (k) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, borrowers or managers; (l) increases in our borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (m) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (n) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (o) the adequacy of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (p) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (q) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, borrowers or managers; and (r) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

Important Additional Information Regarding Proxy Solicitation

The Company intends to file a proxy statement and white proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2022 Annual Meeting of stockholders (the “Proxy Statement” and such meeting the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2021 Annual Meeting of stockholders, filed with the SEC on April 13, 2021 (the “2021 Proxy Statement”). To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2021 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 18, 2022. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.ventasreit.com.

Contacts

Investors

Sarah Whitford

(877) 4-VENTAS

Media

Andi Rose / Joseph Sala / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449